UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2010

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25087	52-2095412
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and Zip Code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 19, 2010, Host Hotels & Resorts, Inc. (“Host REIT”) issued a press release announcing that Host Hotels & Resorts, L.P., for whom Host REIT acts as general partner, priced its private placement offering of $500 million in aggregate principal amount of new 6% senior notes. A copy of the press release is attached hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Host Hotels & Resorts, Inc. Press Release, dated October 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	Host Hotels & Resorts, Inc.
Its General Partner

Date: October 19, 2010	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President,
Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Host Hotels & Resorts, Inc. Press Release, dated October 19, 2010.